ClearPoint Business Resources, Inc. (Nasdaq: CPBR) Business Strategy Update August 2007 Exhibit 99.2

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. Forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in the forward-looking statements. Forward-looking statements may include, without limitation, statements relating to ClearPoint's plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Some
of the forward-looking statements can be identified by the use of forward-looking terms such as "believes," "expects," "may," "will," "should," "could," "seek," "intends,"
"plans," "estimates," "anticipates" or other comparable terms. The risks and uncertainties discussed in the section "Risk Factors" included in the reports filed by ClearPoint with the SEC should be considered in evaluating ClearPoint's forward-
looking statements. Such risk factors could cause actual results to differ materially from those in the forward-looking statements. You should not place undue reliance on ClearPoint's forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and ClearPoint undertakes no obligation to update or revise any forward-looking statements.

Overview
• ClearPoint ahead of plan to expand base of recurring revenue
–
Substantial portion of business recurring revenue by end of Q3
–
Transformation of staffing business to Franchise model
• Recurring 4-8% license fee
–
Integration and transformation of recent acquisitions provide compelling mix of workforce solutions for large and mid-market customers
• long term contracts 12-20% gross margin
–
Increased HRO business to small businesses
• 2-4% recurring fee
–
Franchise and affiliates offer new outlet for VMS product
–
Additional benefit of focusing sales channels and freeing management resources to expand and shift to consultative and technology/VMS/portal services
• Financial trends
–
Substantial increase in system revenue coupled with significant decrease in S,G, &
A through office consolidation and franchising of CA and transportation business
–
Short term lack of profitability to achieve model implementation
–
In the first 2 quarters we recorded a loss, which largely reflects one time charges and integration and transaction costs related to the ASG acquisition.
–
With integration complete and subsequent off load of lower margin staffing business to franchises, should see return to profitability by Q1 2008

Up-Sell & Customer Penetration

clearpoint
business resources inc.

Initial Business Roadmap – Projected 24 month roll-
out
Identifying, hiring and
managing an entire
workforce for a specific
24-month project
• Call center marketing – 1,000 outgoing calls per day
Dedicated, performance
based workforce
assigned to complete
defined deliverables
Local lead generation
Customized client solutions and  flexible, performance-based pricing
Full-scale Managed
Services Program,
including proprietary
workforce-optimization
technology to
coordinate the purchase
and delivery of all
contingent labor and
professional services
Senior management consultative team
selling to regional and national prospects.
Partnering with
ClearPoint to outsource
critical business
function, such as call
centers, third-party
logistics, human
resources, and claims
administration
25-POINT
ENGAGEMENT
50-POINT
ENGAGEMENT
75-POINT
ENGAGEMENT
100-POINT
ENGAGEMENT

ClearPoint Roadmap: Update
• Revenue growth allows ClearPoint to expedite business plan
–
100% Consultative in 6 months
• ClearPoint brand consultative workforce solutions in higher demand
• Opportunity – shift out of lower margin contingent workforce business by franchising branches and direct full sales focus on higher margin consultative business
• Retention of  access to network maintains customer feeder base
• Benefits:
1) Reduction of operating expenses
2) Increase of gross margin
3) Increase of overall customer “stickiness” in all economic cycles
4) Reduce cyclicality

Our Direct Sale Starts Up-Stream

clearpoint business resources inc.

Our Business Roadmap - Today
Dedicated, performance
based workforce
assigned to complete
defined deliverables
Identifying, hiring and
managing an entire
workforce for a specific
24-month project
Full-scale Managed
Services Program,
including proprietary
workforce-optimization
technology to
coordinate the purchase
and delivery of all
contingent labor and
professional services
Partnering with
ClearPoint to outsource
critical business
function, such as call
centers, third-party
logistics, human
resources, and claims
administration
Customized client solutions and  flexible, performance-based pricing
Franchised
Contingent
Workforce
Senior management consultative team  selling to regional and national prospects.
iLabor eMgate Technology, HRO/PEO and Workforce Solutions

Franchise Business Overview
• iLabor Network
–
Franchisees license our technology and sales support for 4-8%
royalty fees on system revenue
–
Technology Benefit:
• Front office CRM
• Back office processing
• Increased sales opportunities
–
50 branches converted to franchises
–
Completion of franchise network by end of Q4
–
Expansion plans for network in 2008

Solutions Business Insight
• eMgate Solutions:
–
HRO/PEO Small client solutions
• Small hotel chain
–
VMS large client solutions
• Phillip Morris
–
Targets consultative deliverable for mid-size and large
businesses
–
Backbone of Workforce RoadMap
–
Dual Revenue Streams
• Pay for Technology: 2.5% Gross margins
• Pay for Consulting: 12-20% Gross margins

Financial Model and Implications
Franchisee VMS and other
Technology
Solutions
HRO/PEO
Solutions
Workforce
Solutions
System Revenue $10,000,000 $10,000,000 $10,000,000 $10,000,000
Net Revenue $500,000 $250,000 $3,000,000 $10,000,000
As a % of System
Revenue
5% 2.5% 30% 100%
Gross Profit $500,000 $250,000 $300,000 $1,500,000
GP of Net 100% 100% 10% 15%
For clarification purposes, we feel it is necessary to delve into what we mean when we say system revenue versus net revenue. System revenue refers to the total revenue billed through ClearPoint and its subsidiaries and franchisees, not necessarily a GAAP measurement of revenue.  Internally, the company also refers to system revenue as “Weekly Managed Spend”.
Net revenue is a GAAP measurement once adjustments are made for pass-through costs.  This hypothetical table is meant to assist the reader in further understanding the business model and not to project GAAP based net revenue or gross profit.